Exhibit 99.1
Consent of Independent Registered Public Accounting Firm
We consent to the use of our reports dated March 1, 2010, with respect to the consolidated financial statements of HCA Inc. for the year ended December 31, 2009, and the effectiveness of internal control over financial reporting of HCA Inc. included in the Prospectus Supplement filed pursuant to Rule 424(b)(3) dated March 1, 2010 (Prospectus Supplement) that is made a part of the Registration Statement on Form S-1 (No. 333-15951) that includes the Prospectus Supplement.
Nashville, Tennessee
March 1, 2010